SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         June 8, 2000
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                              THE SOUTHERN COMPANY
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             (Exact name of registrant as specified in its charter)


       Delaware                        1-3526                   58-0690070
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(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


     270 Peachtree Street, NW, Atlanta, Georgia                       30303
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     (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code      (404) 506-5000
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                                      N/A
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         Reference is made to the press release of Southern Energy, Inc. which is filed herewith as Exhibit 99 and hereby incorporated herein by reference.

Item 7.           Financial Statements and Exhibits.


                  (c)    Exhibits.

                         99    - Press Release regarding agreement to acquire
                                 power plants and other assets of Potomac
                                 Electric Power Company.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  THE SOUTHERN COMPANY


                                                  By /s/Tommy Chisholm
                                                        Tommy Chisholm
                                                          Secretary

Date:    June 9, 2000